                   WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT


          THIS WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT ("WAIVER AND AMENDMENT"), dated as of August 22, 1997, is entered into by and among WESTERN STAFF SERVICES (USA), INC. (the "BORROWER"), WESTERN MEDICAL SERVICES, INC. ("WMS"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the "AGENT"), and the several financial institutions party to the Credit Agreement (collectively, the "BANKS").

                                       RECITALS

          A. The Borrower, Banks, and Agent are parties to a Credit Agreement dated as of February 21, 1996, and amendments thereto dated as of June 9, 1996, September 30, 1996, and March 31, 1997 (collectively, the "CREDIT AGREEMENT") pursuant to which the Agent and the Banks have extended certain credit facilities to the Borrower.

          B. The Borrower has reported to the Agent and the Banks the existence of certain events of default under the Credit Agreement. The Borrower has requested that the Banks waive certain events of default and agree to certain amendments of the Credit Agreement.

          C. WMS, a California corporation, is a wholly-owned subsidiary of the Borrower. The Borrower and WMS have requested that WMS be made a party to the Credit Agreement and be permitted to utilize a portion of the credit facilities available thereunder.

          D. The Banks are willing to grant the requests of Borrower and WMS, subject to the terms and conditions of this Waiver and Amendment.

                                      AGREEMENT


          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

          2.   DEFAULTS AND WAIVER.

          (a) For purposes of this Waiver and Amendment, the "EXISTING DEFAULTS" shall mean:

                    (i) the default existing on this date under Section 8.11 of the Credit Agreement as a consequence of the aggregate amount of Non-Stock Consideration and Stock Consideration paid by the Borrower for all Minor Acquisitions made by the Borrower after June 30, 1996, being in excess of the Two Million Six Hundred Thousand Dollar ($2,600,000) limitation set forth therein;

                    (ii) the default existing on this date under Section 8.11(h) of the Credit Agreement as a consequence of the Borrower's consummation of Acquisitions during the continuance of an Event of Default under the Credit Agreement and the Borrower's failure to deliver a Compliance Certificate as required under Section 8.11(h) following consummation of the Acquisitions during the fiscal quarters ending April 19, 1997, and July 12, 1997; and

                    (iii) the default existing on this date under Section 8.04(e) of the Credit Agreement as a consequence of the aggregate amount of loans to and investments in foreign Subsidiaries or Affiliates being in excess of the Four Million Six Hundred Thousand Dollar ($4,600,000) limitation set forth therein.

          (b) Subject to and upon the terms and conditions hereof, the Banks hereby waive the Existing Defaults.

          (c) Nothing contained herein shall be deemed a waiver of (or otherwise affect the Agent's or the Banks' ability to enforce) any other default or Event of Default, including without limitation (i) any default or Event of Default as may now or hereafter exist and arise from or otherwise be related to the Existing Defaults (including without limitation any cross-default arising under the Credit Agreement by virtue of any matters resulting from the Existing Defaults), and (ii) any default or Event of Default arising at any time after the Effective Date and which is the same as any of the Existing Defaults.

          3. ASSUMPTION BY WMS. WMS, by its signature hereto, becomes a party to the Credit Agreement and hereby unconditionally, jointly and severally, assumes, covenants, promises and agrees (a) to pay when due all sums now or hereafter owing under the Credit Agreement, in the manner and in all respects as therein provided, (b) to perform each and all the obligations provided in the Credit Agreement to be performed by the Borrower at the time, in the manner and in all respects as therein provided, and (c) to be bound by each and all the terms and provisions of the Credit Agreement as though it had originally been made, executed and delivered by WMS. References in the Credit Agreement to the "Borrower" shall mean, as appropriate to reflect the joint and several liability of the parties, either of the Borrower or WMS, individually, or the Borrower and WMS, collectively. The rights of WMS to borrow under the Agreement shall be expressly limited to obtaining Revolving Loans as provided under Section 2.01(b) of the Credit Agreement.

          4.   AMENDMENTS TO CREDIT AGREEMENT.

                (a) Section 2.01(b) of the Credit Agreement is hereby amended to read as follows in its entirety:

                    (b) THE REVOLVING CREDIT. Each Bank severally agrees, on the terms and conditions hereinafter set forth, to make Loans to the Borrower and WMS (each such Loan, a "REVOLVING LOAN") from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Bank's name in SCHEDULE 2.01(b) under the heading "Revolving Loan Commitment" (such amount as the same may be reduced pursuant to Section
2.05 or as a result of one or more assignments pursuant to Section 11.08, such Bank's "REVOLVING LOAN COMMITMENT"); PROVIDED, HOWEVER, that no Revolving Loan shall be made hereunder if, after giving effect to any Borrowing of Revolving Loans (i) the Effective Amount of all Revolving Loans shall exceed the Aggregate Revolving Loan Commitment; (ii) the Effective Amount of the Revolving Loans of any Bank shall exceed such Bank's Revolving Loan Commitment; or (iii) the Effective Amount of all Revolving Loans made to WMS shall exceed Eighteen Million Dollars ($18,000,000). Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower and WMS may borrow under this subsection 2.01(b), prepay pursuant to Section 2.06 and reborrow pursuant to this subsection 2.01(b).

          (b) Section 8.04(c) of the Credit Agreement is amended to read as follows in its entirety:

               (c) loans by the Borrower or WMS to Licensees not exceeding Ten Million Dollars ($10,000,000) in the aggregate at any one time, provided
     (i) such loans are secured by such Licensees' accounts receivable, (ii) Borrower or WMS, as applicable, has perfected its security interests by Uniform Commercial Code financing statements filed in the appropriate state and/or local offices, (iii) all such Uniform Commercial Code financing statements are assigned to the Agent for the benefit of the Banks, and (iv) all original instruments evidencing such Licensee loans are delivered to the Agent (subject to the Agent's obligation on a best efforts basis to return such original instruments in connection with a collection or enforcement action as provided in subsection 7.14(c)), together with copies of all security agreements executed by each Licensee and all Uniform Commercial Code financing statements and assignments filed by the Borrower or WMS, as applicable, with respect to the collateral described in such security agreements.

          (c) Section 8.04(e) of the Credit Agreement is amended to read as follows in its entirety:

               (e) loans to and investment in foreign Subsidiaries or Affiliates in an aggregate amount not exceeding Six Million Dollars ($6,000,000);

          (d) A new Paragraph 11.19 is hereby added to the Credit Agreement to read as follows:

          11.19 JOINT AND SEVERAL LIABILITY OF THE BORROWER AND WMS; WAIVER OF CERTAIN DEFENSES.

               (a) The obligation of the Borrower and WMS (each a "CO-BORROWER" and, collectively, the "CO-BORROWERS") to pay all the Obligations under this Agreement is a direct, primary, separate, joint and several, and independent obligation, is not in whole or in part a surety relationship, is absolute and unconditional, and is not dependent in whole or in part upon the obligations of the other Co-Borrower. Each Co-Borrower is liable to the Agent and the Banks for the entire amount of the Obligations, and a separate action may be brought against such Co-Borrower whether such action is brought against the other Co-Borrower or any guarantor or whether the other Co-Borrower or any such guarantor is joined in such action. Each Co-Borrower's liability hereunder is immediate and not contingent upon the exercise or enforcement by the Agent or the Banks of whatever remedies they may have against the other Co-Borrower or any guarantor, or the enforcement of any lien or realization upon any security the Agent or the Banks may at any time possess. Any release which may be given by the Agent and the Banks to any Co-Borrower or any guarantor shall not release the other Co-Borrower. The Agent and the Bank shall be under no obligation to marshall any assets of any Co-Borrower or any guarantor in favor of the other Co-Borrower or against or in payment of any or all of the Obligations.

               (b) To the maximum extent permitted by applicable law, each Co-Borrower hereby waives, solely in respect of any claims or defenses which such Co-

          Borrower might otherwise have by reason of being determined to be a surety for or guarantor of the obligations of the other Company with respect to the obligations:

                    (i) any right to assert against the Agent or the Bank any defense (legal or equitable), set-off, counterclaim, or claim which such Co-Borrower may now or at any time hereafter have against the other Co-Borrower or any guarantor;

                    (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor or the legal liability of the other Co-Borrower or any guarantor or any claim that any of the Obligations (whether for principal, interest, costs, expenses, or otherwise and whether incurred or accruing pre- or post petition in any Insolvency Proceeding) is not an allowable claim in any Insolvency Proceeding with respect to the other Co-Borrower or any guarantor;

                    (iii) any defense arising by reason of any claim or defense based upon an election of remedies by the Agent or the Banks, including any defense based upon an election of remedies by the Agent or the Banks under the provisions of Section 580d and 726 of the California Code of Civil Procedure, or any similar law of California or any other jurisdiction;

                    (iv) any defense based on any alteration, impairment or
               release of the Obligations or any security therefor, whether or not resulting from any act or failure to act by the Agent or the Banks; and

                    (v) any right to require the Agent or the Banks to institute suit against the other Co-Borrower or any guarantor or to exhaust any rights and remedies which the Agent or the Banks have or may have against the other Co-Borrower or any guarantor.

                    (c) Without notice to or by any Co-Borrower and without affecting or impairing the obligation of such Co-Borrower hereunder, the Agent and the Banks may, by action or inaction, compromise or settle, extend the period of duration or time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Loan Documents or may grant other indulgences to the other Co-Borrower or any guarantor in respect thereof, or may agree to amend or modify in any manner and at any time (or from time to time) any one or more of the Loan Documents, or may, by action or inaction, release or substitute any guarantor of the Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Obligations or any guaranty of the Obligations, or any portion thereof.

               (e) Exhibit A and Exhibit B to the Credit Agreement are each replaced in their entirety with Revised Exhibit A and Revised Exhibit B attached hereto.

               (f) Revised Schedule 6.19 to the Credit Agreement is replaced in its entirety with Second Revised Schedule 6.19 attached hereto.

               (g) Schedule 6.21 to the Credit Agreement is replaced in its entirety with Revised Schedule 6.21 attached hereto.

          4. REPRESENTATIONS AND WARRANTIES. The Borrower and WMS each hereby represents and warrants to the Agent and the Banks as follows:

               (a) Other than the Existing Defaults, no Event of Default has occurred and is continuing.

               (b) The execution, delivery and performance by the Borrower and WMS of this Waiver and Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Waiver and Amendment constitutes the legal, valid and binding obligations of the Borrower and WMS, enforceable against each of them in accordance with its respective terms, without defense, counterclaim or offset.

               (c) Subject to the Existing Defaults, all representations and warranties of the Borrower contained in the Credit Agreement are true and correct.

               (d) Each of the Borrower and WMS is entering into this Waiver and Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

          5. EFFECTIVE DATE. This Waiver and Amendment will become effective as of the date (the "EFFECTIVE DATE") that the Agent shall have received all of the following, in form and substance satisfactory to the Agent and each Bank and in sufficient copies for each Bank:

               (a) This Waiver and Amendment duly executed by the Borrower, WMS, the Agent, the Issuing Bank and each of the Banks, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto.

               (b) A Co-Borrower Security Agreement duly executed by WMS and including, without limitation, a complete listing of all servicemarks, trademarks and copyrights owned by WMS.

               (c) Certified copies of the resolutions of the board of directors of WMS approving and authorizing the execution, delivery and performance by WMS of this Waiver and Amendment and the other Loan Documents to be delivered hereunder.

               (d) A UCC-1 financing statement executed by WMS to perfect the security interests of the Agent for the benefit of the Banks, together with such evidence that Agent may request to confirm that the Collateral owned by WMS is subject to no other Liens in favor of any Persons (other than Permitted Liens).

               (e) With respect to any servicemarks, trademarks and copyrights previously owned by the Borrower and assigned to WMS, copies of all such assignment agreements, together with (i) a copy of the recordation request submitted to the United States Patent and Trademark Office with respect to each servicemark and trademark assigned by the Borrower to WMS, and (ii) a copy of the recordation request submitted to the United States Copyright Office with respect to each copyright assigned by the Borrower to WMS.

               (f) The articles or certificate of incorporation of WMS, certified by the Secretary of State (or similar, applicable Governmental Authority) of the state of its incorporation, and the bylaws of WMS as in effect on the Effective Date, certified by its Secretary or Assistant Secretary.

               (g) A certificate of the Secretary or Assistant Secretary of WMS certifying the names and true signatures of the officers of WMS authorized to execute, deliver and perform, as applicable, this Waiver and Amendment and all other Loan Documents to be delivered hereunder.

          6.   CONDITION SUBSEQUENT.  By October 31, 1997, the

     Borrower shall deliver to the Agent the following:

               (a) A copy of the United States Patent and Trademark Office Notice of Recordation of Assignment with respect to each servicemark and trademark assigned by the Borrower to WMS evidencing date, reel and frame number of recordation;

               (b) A copy of the United States Copyright Office Certificate of Recordation with respect to each copyright assigned by the Borrower to WMS evidencing date, volume, and page of recordation.

          7. RESERVATION OF RIGHTS. The Borrower and WMS each acknowledges and agrees that neither the Agent's nor the Banks' forbearance in exercising their rights and remedies in connection with the Existing Defaults, nor the execution and delivery by the Agent and the Banks of this Waiver and Amendment, shall be deemed (i) to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar waivers under the same or similar circumstances in the future, or (ii) to waive, relinquish or impair any right of the Agent or the Banks to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to the Existing Defaults.

          8.   MISCELLANEOUS.

               (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Waiver and Amendment.
     This Waiver and Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

               (b) This Waiver and Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Waiver and Amendment.

               (c) This Waiver and Amendment shall be governed by and construed in accordance with the law of the State of California.

               (d) This Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Borrower or WMS shall bind such Bank or the Borrower or WMS, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

               (e) This Waiver and Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Waiver and Amendment supersedes all prior drafts and communications with respect thereto. This Waiver and Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

               (f) If any term or provision of this Waiver and Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Waiver and Amendment or the Credit Agreement, respectively.

               (g) The Borrower and WMS each covenants to pay to or reimburse the Agent and the Banks, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Waiver and Amendment and the administration of the Existing Defaults, including without limitation appraisal, audit, search and filing fees incurred in connection therewith.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment and Assumption as of the date first above written.


                                        WESTERN STAFF SERVICES (USA),
                                        INC.


                                        By /s/ Paul A. Norberg
                                          -----------------------------
                                          Paul A. Norberg
                                          Executive Vice President and
                                          Chief Financial Officer


                                        By /s/ Michael W. Ehresman
                                          -----------------------------
                                          Michael W. Ehresman
                                          Vice President and Treasurer


                                        WESTERN MEDICAL SERVICES, INC.

                                        By /s/ Harvey L. Maslin
                                          -----------------------------
                                          Harvey L. Maslin
                                          Chairman and
                                          Chief Executive Officer

                                        By /s/ Michael J. Nicholson
                                          -----------------------------
                                          Michael J. Nicholson
                                          President, Chief Operating
                                          Officer and Chief Financial
                                          Officer


                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, as Agent

                                        By /s/ Leandro Balidoy
                                          -----------------------------
                                          Leandro Balidoy
                                          Vice President


                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, as
                                        a Bank and as Issuing Bank

                                        By /s/ Lori Mazzera
                                          -----------------------------
                                          Lori Mazzera
                                          Vice President

                                        SANWA BANK CALIFORNIA, as a
                                        Bank and as Co-Agent

                                        By /s/ David J. Naegle
                                          -----------------------------
                                          David J. Naegle
                                          Vice President


                                        COMERICA BANK-CALIFORNIA, as a
                                        Bank

                                        By /s/ Lori Edwards
                                          -----------------------------
                                          Lori S. Edwards
                                          First Vice President and
                                          Group Manager

                               GUARANTOR ACKNOWLEDGMENT
                                     AND CONSENT


          The undersigned, each a guarantor or third party pledgor with respect to the Borrower's obligations to the Agent and the Banks under the Credit Agreement, each hereby (i) acknowledges and consents to the execution, delivery and performance by the Borrower and WMS of the foregoing Waiver and Fourth Amendment to Credit Agreement (the "WAIVER AND AMENDMENT"), and (ii) reaffirms and agrees that the respective guaranty, third party pledge or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim.
(Capitalized terms used herein have the meanings specified in the Waiver and Amendment.)


                                        WESTERN STAFF SERVICES, INC.


DATED: as of August 22, 1997            By /s/ Paul A. Norberg
      -----------------------             ----------------------------
                                          Paul A. Norberg
                                          Executive Vice President and
                                          Chief Financial Officer


                                        By /s/ Michael W. Ehresman
                                          ----------------------------
                                          Michael W. Ehresman
                                          Vice President and Treasurer


                                        WESTERN STAFF SERVICES (NY), INC.

DATED: as of August 22, 1997            By /s/ Paul A. Norberg
      -----------------------             ----------------------------
                                          Paul A. Norberg
                                          Executive Vice President and
                                          Chief Financial Officer

                                        By /s/ Michael W. Ehresman
                                          ----------------------------
                                          Michael W. Ehresman
                                          Vice President and Treasurer

                                        WESTERN TECHNICAL SERVICES, INC.


DATED: as of August 22, 1997            By /s/ Paul A. Norberg
      -----------------------             ----------------------------
                                          Paul A. Norberg
                                          Executive Vice President and
                                          Chief Financial Officer

                                        By /s/ Michael W. Ehresman
                                          ----------------------------
                                          Michael W. Ehresman
                                          Vice President and Treasurer


                                        MEDIAWORLD INTERNATIONAL


DATED: as of August 22, 1997            By /s/ Paul A. Norberg
      -----------------------             ----------------------------
                                          Paul A. Norberg
                                          Executive Vice President and
                                          Chief Financial Officer

                                        By /s/ Michael W. Ehresman
                                          ----------------------------
                                          Michael W. Ehresman
                                          Vice President and Treasurer

                                        WESTERN PERMANENT SERVICES
                                        AGENCY, INC.


DATED: as of August 22, 1997            By /s/ Paul A. Norberg
      -----------------------             ----------------------------
                                          Paul A. Norberg
                                          Executive Vice President and
                                          Chief Financial Officer

                                        By /s/ Michael W. Ehresman
                                          ----------------------------
                                          Michael W. Ehresman
                                          Vice President and Treasurer

                                        WESTERN STAFF SERVICES (GUAM),
                                        INC.


DATED: as of August 22, 1997            By /s/ Paul A. Norberg
      -----------------------             ----------------------------
                                          Paul A. Norberg
                                          Executive Vice President and
                                          Chief Financial Officer

                                        By /s/ Michael W. Ehresman
                                          ----------------------------
                                          Michael W. Ehresman
                                          Vice President and Treasurer


                                        ALTERNATIVE BILLING SERVICES,
                                        INC.


DATED: as of August 22, 1997            By /s/ Paul A. Norberg
      -----------------------             ----------------------------
                                          Paul A. Norberg
                                          Executive Vice President and
                                          Chief Financial Officer

                                        By /s/ Michael W. Ehresman
                                          ----------------------------
                                          Michael W. Ehresman
                                          Vice President and Treasurer

                                  REVISED EXHIBIT A

                                 NOTICE OF BORROWING


                                             Date:________________, 199___


To: Bank of America National Trust and Savings Association as Agent for the Banks parties to the Credit Agreement dated as of February 21, 1996 (as extended, renewed, amended or restated from time to time, the "CREDIT AGREEMENT") among Western Staff Services (USA), Inc., Western Medical Services, Inc., certain Banks which are signatories thereto and Bank of America National Trust and Savings Association, as Agent


Ladies and Gentlemen:

     The undersigned refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.03 of the Credit Agreement, of the Borrowing specified below:

        l. The Business Day of the proposed Borrowing is ______________, 19__.

        2. The aggregate amount of the proposed Borrowing is $____________________.

        3. The Borrowing is of [Revolving Loans] [Term Loans] to be comprised of $_________ of [Base Rate] [Offshore Rate] Loans.

        4. The duration of the Interest Period for the Offshore Rate Loans included in the Borrowing shall be [_______ days] [______ months].

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

          (a)  the representations and warranties of the Borrower contained in
     Article VI of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date, and except as to the representations and warranties set forth in Section 6.11 of the Credit Agreement which shall be deemed to refer to the most recent financial statements delivered pursuant to subsections 7.01(a) and 7.01(b) of the Credit Agreement);

          (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and

          [(c) If the proposed Borrowing is of Revolving Loans, the proposed Borrowing will not cause (i) the aggregate principal amount of all outstanding Revolving Loans PLUS the aggregate amount available for drawing under all outstanding Letters of Credit PLUS the aggregate principal amount of all outstanding L/C Borrowings to exceed the Aggregate Revolving Commitment, or (ii) the aggregate principal amount of all outstanding Revolving Loans to exceed the Aggregate Revolving Loan Commitment, or (iii) the aggregate principal amount of all outstanding Revolving Loans made to WMS to exceed Eighteen Million Dollars ($18,000,000).]

          [(c) If the proposed Borrowing is of Term Loans, the proposed Borrowing will not cause the aggregate principal amount of all outstanding Term Loans to exceed the Aggregate Term Commitment.]


                                        [WESTERN STAFF SERVICES (USA),
                                        INC.


                                        By:
                                            -----------------------------
                                        Title:                           ]
                                               --------------------------


                                                      OR

                                        [WESTERN MEDICAL SERVICES, INC.,


                                        By:
                                            -----------------------------
                                        Title:                           ]
                                               --------------------------

                                  REVISED EXHIBIT B

                          NOTICE OF CONVERSION/CONTINUATION



                                             Date:_________________, 199___


To: Bank of America National Trust and Savings Association, as Agent for the Banks parties to the Credit Agreement dated as of February 21, 1996 (as extended, renewed, amended or restated from time to time, the "CREDIT AGREEMENT") among Western Staff Services (USA), Inc., Western Medical Services, Inc., certain Banks which are signatories thereto and Bank of America National Trust and Savings Association, as Agent

Ladies and Gentlemen:

     The undersigned refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.04 of the Credit Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

          1.   The Conversion/Continuation Date is _________, 19__.

          2. The aggregate amount of the [Revolving Loans] [Term Loans] to be [converted] [continued] is $_______________________.

          3. The Loans are to be [converted into] [continued as] [Offshore Rate] [Base Rate] Loans.

          4. [If applicable:] The duration of the Interest Period for the Loans included in the [conversion] [continuation] shall be [_____ days] [______ months].

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Conversion/Continuation Date, before and after giving effect thereto and to the application of the proceeds therefrom:

          (a) the representations and warranties of the Borrower and WMS contained in Article VI of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date, and except as to the representations and warranties set forth in Section 6.11 of the Credit Agreement which shall be deemed to refer to the most recent financial statements delivered pursuant to subsections 7.01(a) and 7.01(b) of the Credit Agreement));

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


          (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; and


          [(c) If the proposed [conversion] [continuation] is of Revolving Loans, the proposed [conversion] [continuation] will not cause (i) the aggregate principal amount of all outstanding Revolving Loans PLUS the aggregate amount available for drawing under all outstanding Letters of Credit PLUS the aggregate principal amount of all outstanding L/C Borrowings to exceed the Aggregate Revolving Commitment, or (ii) the aggregate principal amount of all outstanding Revolving Loans to exceed the Aggregate Revolving Loan Commitment, or (iii) the aggregate principal amount of all outstanding Revolving Loans made to WMS to exceed Eighteen Million Dollars ($18,000,000).]

          [(c) If the proposed [conversion] [continuation] is of Term Loans, the proposed [conversion] [continuation] will not cause the aggregate principal amount of all outstanding Term Loans to exceed the Aggregate Term Commitment.)


                                        [WESTERN STAFF SERVICES (USA),
                                        INC.


                                        By:
                                            -----------------------------
                                        Title:                           ]
                                               --------------------------


                                                     OR

                                        [WESTERN MEDICAL SERVICES, INC.


                                        By:
                                            -----------------------------
                                        Title:                           ]
                                               --------------------------


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